POWERFLEET®

People Powered AIoT

BUSINESS UPDATE

June 2025



Important Disclaimers

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of Powerfleet, Inc. ("Powerfleet"), is prohibited.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or Powerfleet's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters. Powerfleet cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond Powerfleet's control. Some of the risks and uncertainties that may cause Powerfleet's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in Powerfleet's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in Powerfleet's periodic reports. Moreover, Powerfleet operates in a rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can Powerfleet assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Powerfleet cautions you that, while forward-looking statements reflect Powerfleet's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after Powerfleet make such statements.

Powerfleet cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as Powerfleet's current plans, estimates and beliefs. Powerfleet does not undertake and expressly disclaims any obligation to update or revise forward-looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, Powerfleet makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry / Market Data

In this presentation, Powerfleet relies on and refers to certain information and statistics regarding the markets and industries in which Powerfleet competes. Such information and statistics are based on Powerfleet's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While Powerfleet believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Powerfleet's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Powerfleet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Important Disclaimers (Cont'd.)

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Financial Information; Non-GAAP Financial Measures; Use of Projections

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, non-controlling interest, preferred stock dividend and accretion, as well as certain non-recurring items that Powerfleet does not believe directly reflect its core operations and may not be indicative of Powerfleet's recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Powerfleet believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Powerfleet's financial condition and results of operations. Powerfleet's management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Powerfleet believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Powerfleet's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Powerfleet does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Powerfleet's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and adjusted EBITDA. Neither Powerfleet's nor Fleet Complete's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Powerfleet's or Fleet Complete's control. While all financial projections, estimates and targets are necessarily speculative, Powerfleet and Fleet Complete believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

AGENDA

1. The Rapid Transformation of Powerfleet
2. FY25: The Year's Business Highlights
3. Q4FY25 Quarter Highlights
4. FY26: Propelling Powerfleet to the Next Level
5. Financial Highlights: FY26 Expectations
6. A Strong Investment Opportunity

POWERFLEET®
People Powered AIoT

THE RAPID TRANSFORMATION OF POWERFLEET

Powerfleet's Reinvention as a Game-Changer for Value Creation



POWERFLEET®
People Powered AIoT

THE RAPID TRANSFORMATION OF POWERFLEET

Key commitments executed and company positioned for sustainable success, whilst integrating 3 businesses in 12 months

EXITING FY24	ENTERING FY26
700k subscribers, outside of the top 10 scale globally	**Subscribers increased 4X** to 2.8 million, **now top 3 global player**
$135M total annual revenue	**Revenue increased 2.7X** to $362.5M, ~75% SaaS
4,000 customers	**Customer base increased 14X** to 48,000 customers, **>50% of top fortune 500 companies** in 8 key target segments
$7M annual Adjusted EBITDA	**Annual Adjusted EBITDA increased 10X** to $71M
Outside top 10 solution sets in the world ranked by ABI Research	**Number 1 solution set in the world** ranked by ABI Research
Sub-scale hardware-centric direct sales teams in high quality revenue geos	**Reinvented quality and quantum of SaaS sales teams, increased by 200%** in North America, Europe & Australia
Insufficient indirect partner network	**Network scaled 3X, now an enviable omni-channel 320+ indirect GTM force multiplier** of key Telcos, channel, OEM, insurance and integration partners
<90 team of engineers scaling solution development	**>400 engineering team,** scaling to meet intensifying Unity platform demand

SIGNIFICANT VALUE UNLOCKED BY COMBINING THE 3 SMALLER BUSINESSES TO CREATE A SCALED POWERHOUSE TO ATTACK MARKET OPPORTUNITY

POWERFLEET

\+

MiX

- 4,000 enterprise & mid-market customers
- 1M subscribers
- 150+ channel partners
- Enterprise on-road AI video solutions
- Premium on-road IoT solutions
- 50+ Integration portfolio
- Strong pool of Africa-based engineering & support talent

\+

Fleet Complete

- 40,000 mid-market customers
- 600k subscribers
- ~70% of revenue in North America customer base
- Top tier Telco partnerships
- Leading North America LCV OEM partnerships
- Mid-market on-road AI video solution
- 80+ Integration portfolio
- European & Australia mid-market presence

→

One Powerfleet

- **48,000** enterprise & mid-market customers, **2.8M** subscribers
- **50% of Fortune 500 companies** in 8 key industries are our customers
- **2X sales team** size in key geos: NA, EU, Aus
- **Indirect network increased 3X**
- Now an enviable omni-channel **320+ indirect GTM force multiplier** of key telcos, channel, OEM, insurance, and integration partners
- **Unity portfolio is ranked number 1 solution set in the world** by ABI Research
- The **broadest AI video product portfolio on-road & in-warehouse** for mid-market and enterprise customers
- **Comprehensive end-to-end in-warehouse & on-road IoT portfolio**
- **600+ ingestion feeds and 350+ integrations**
- **Increased engineering team 4X,** scaling to meet intensifying Unity demand

HOW POWERFLEET WAS REVOLUTIONIZED IN FY25

H1: laying the foundations for sustainable success

	M&A	AEBITDA Expansion	Go to Market	Technology	Operations	Organization
H1	Closed MiX Telematics combination (Apr '24) – fully integrated ahead of original timelines	$13.5M annualized cost synergies achieved	Consolidated overlapping regional Go To Market teams into high-performing operating units Redefined direct and indirect sales strategy Launched extended value proposition to the market Built muscle for cross- and upsell to existing base Managed high-risk customers and expected churn	Harmonized software development teams Aligned R&D under a single, global innovation roadmap centered on Unity, positioning Unity as the global growth and innovation platform Enabled core hardware SKUs to ingest data via Unity and deployed single sign-on across all platforms	Unified global manufacturing, supply chain and distribution Unified customer operations functions for efficiency and scale Rationalized facilities, IT systems & tools, public company costs, marketing and brand spend Global process mapping for operating model efficiency	Unified the global organization with one aligned leadership team Integrated sub-scale and overlapping regional units into unified, fully-aligned regional teams Executed deep integration program across all functions in the company, hitting milestones on time to target Rolled out company-wide aligned policies, processes and governance Executed organizational efficiencies and implemented central functions in affordable geos ready to scale

HOW POWERFLEET WAS REVOLUTIONIZED IN FY25

H2: gearing up for acceleration of growth and scale

	M&A	AEBITDA Expansion	Go to Market	Technology	Operations	Organization
H2	Closed Fleet Complete acquisition (Oct '24) – accelerates scale and strategic reach opportunity	$2.5M cost synergies achieved, hitting year 1 target of $16M total AEBITDA margin grew to 20% (FY25) from 15% (FY24)	North America: expanded and strengthened indirect channel ecosystem Doubled regional GTM scale in Europe, Australia and Mexico Invested in global sales operations function to drive the sales machine with consistent, data-driven methodologies Ringfenced investment in Go-to-Market and Customer Success to drive scalable growth and capture the outsized cross-sell opportunity created by integration	Exited underperforming products & streamlined portfolio Scaled to 400+ engineers focused on data highway velocity Created Single Sign On for customers to utilize full capabilities of solution portfolio Received ABI Research Award for Innovation	Created global procurement function to leverage combined purchasing power to unlock economies of scale Dedicated retentions team strategy initiated Commenced globalization of field services operation Commenced Phase 1 of business systems integration, enhancing operational efficiency across the organization	Fully redesigned global organization structure with a high-performance culture and mindset Recruited high-impact executives and reshaped the leadership team to lead the combined, scaled organization Aligned GTM organization to focus on new logo and combined cross- and upsell across existing customer base Overhauled sales team with 24 new hires and bolstered indirect channel partner management

EXCEEDED FY25 AEBITDA EXPANSION TARGETS THROUGH ECONOMIES OF SCALE:
$16M SAVINGS DELIVERED

DUPLICATIVE COSTS
Optimized public company and marketing overhead
Reduced organization complexity via design efficiencies
$7M delivered

WAYS OF WORKING
Consolidated sub-scale operations in overlapping regions
Centered operations in affordable geographies
$3.5M delivered

OPERATIONAL RATIONALIZATION
Streamlined supply chain operations
Rationalized vendor spend and leveraged global scale
$1.5M delivered

PORTFOLIO & EXPERIENCE EVOLUTION
Streamlined management of platforms and software solutions
Rationalized cost to serve
$4M delivered



$4M
$7M
$1.5M
$3.5M
FY25 savings fuel ongoing AEBITDA leverage in FY26 and beyond
Duplicative Costs
Ways of Working
Operational Rationalization
Portfolio & Experience Evolution

FY25

THE YEAR'S BUSINESS HIGHLIGHTS



POWERFLEET®
People Powered AIoT

FLAGSHIP CUSTOMER GROWTH IN FY25

Significant wallet share increases with our largest customers driven by expansion and cross-sell



Fortune 500
Energy Provider

+ $600K
ARR



Fortune 500
Mining Company

+ $400K
ARR



Large Multinational
Services Organization

+ $500K
ARR



Global
Energy Provider

+ $1M
ARR



Fortune 500
Construction Company

+ $200K
ARR

600+ MID-SIZE/LARGE NEW LOGOS ADDED IN FY25

Momentum built in H2 through enhanced portfolio, post-business combinations and sales team upgrade



National Passenger Transport Provider

$1.5M
TCV



Leading Engineering Company

$1M
TCV



Fortune 500 Manufacturing Leader

$500K
TCV



Fortune 500 Food & Beverage Leader

$6M
TCV



Two International Vehicle Leasing Corporations

$4.5M
TCV

PROVEN TRACTION IN HIGH QUALITY SEGMENTS IN FY25

Key cross-sell and new logo growth initiatives focused on differentiated solutions bringing high-quality revenue in growth geos and target segments


96% ↑

Increase in Cross-Sell & Expansion Sales in North America, Europe & Australasia Enterprise Accounts:
H2 FY25 vs. H2 FY24


71% ↑

Growth of In-Warehouse Safety Solution Sales in Automotive, Food & Beverage, and Manufacturing Segments:
H2 FY25 vs. H2 FY24


52% ↑

Largest US Partner Increased AI Video Sales in Mid-Market:
FY25 vs. FY24

RETENTION IMPROVING IN FY25

Following proactive or expected churn at point of acquisitions of MiX and Fleet Complete, we have now achieved 3 consecutive quarters of retention improvement

Retention Improving

3

Consecutive quarters of retention improvement

Strong Focus on Customer Success

>1,000-strong, established, global team in Customer Management

Prioritized organization-wide investment in proactive retention strategies

Customer Stickiness Through Unity Adoption

Adoption of expanded solution set unlocking new ROI streams for customers

Unity's device-agnostic data ingestion and unified operations integrations arm-locking customers and increasing stickiness

CUSTOMERS RECEIVING SIGNIFICANT ROI AND STRATEGIC BENEFIT

"Powerfleet ensures customer stickiness across our base, especially with the addition of advanced AI video solution options. Our 130% NDR with them reflects the sustainability of the partnership and how our customers see its products and services as essential to their day-to-day business."

CEO of Key Channel Partner

"We chose their solution because they had the best sales team, and their overall performance has been excellent. Both the AI video solution and consolidated data insights have been an upgrade from our legacy solution."

Owner Operator of Key Passenger Transport Customer

"Within 90 days, we improved driver safety outcomes through AI-powered coaching, increased sustainability via carbon and fuel tracking, and boosted visibility into asset usage - creating a platform for ongoing ROI and safer operations across our divisions."

Operations Executive of Key Construction Customer

"Powerfleet's solution delivered not only the promised safety and control benefits, but also significant incremental productivity improvements, above and beyond what our warehouse management solution was providing."

Supply Chain Executive of Top Fortune 500 Food & Beverage Customer

"Since deploying Powerfleet's solution across our operation, we have seen a reduction in impacts, accidents, and damage to equipment and goods. We have gone from adopting the solution at a single site to more than eight locations across the globe with plans for continued deployments. The key to making our new deployments so successful has been Powerfleet's global presence and its ability to work with us in multiple geographies. This along with Powerfleet's easy-to-use software played a major role in our decision to grow our partnership with Powerfleet."

Global Director of Fortune 500 Manufacturing Customer



POWERFLEET®
People Powered AIoT

$500K

IN SAVINGS WITH AN OPTIMIZED ASSET PARC

LEADING FORTUNE 500 MANUFACTURER

48%

REDUCTION IN VEHICLE-RELATED DAMAGE COSTS

LEADING AUTOMOTIVE DISTRIBUTOR

$2M

PER YEAR IN LABOR EFFICIENCIES

LEADING FORTUNE 500 MANUFACTURER

2025

POWERFLEET UNITY AWARDED BEST SOLUTION PORTFOLIO IN THE INDUSTRY

"Powerfleet leads the ranking in innovation thanks to its extensive Unity platform and its capabilities."

— ABI Research

Unparalleled breadth, depth, and quality of product portfolio, driven by AI data-led best-in-class solutions.

TOP INNOVATOR
ABIresearch.

INNOVATION RANKING

1	POWERFLEET	6	PLATFORM SCIENCE
2	GEOTAB	7	SOLERA
3	SAMSARA	8	FORD PRO
4	VERIZON CONNECT	9	ZONAR
5	MOTIVE	10	GURTAM

Top Solution Portfolios Ranked by ABI Research — 2025

Q4FY25

QUARTER HIGHLIGHTS



POWERFLEET®
People Powered AIoT

Q4FY25 FINANCIAL HIGHLIGHTS

Success of Business Transformation Evident in Results vs. Pro Forma FY'24 Comparatives

40%+
increase in total revenue to
to $104M

62%
increase in adjusted gross profit
to $63M

+80%
increase in adjusted EBITDA
to $20M

49%
increase in service revenue, now
79%
of total revenue, at $82M

7%
increase in adjusted gross margins, now
exceeding 60%

$229M
year-end adj. net debt
vs. target of $235M

POWERFLEET®

LAND AND EXPAND HIGHLIGHTS Q4FY25

Cross-sell and new logo momentum driving wins and pipeline build



9 Diverse Sectors Contributed Marquee Wins >$100K ARR

Manufacturing
Automotive
Renewable energy
Logistics
Passenger
Oil & gas
Airport transfer
Rental & leasing
Transport

150+
New customers added

51%
Of sales revenue signed was in-warehouse and AI video, illustrating demand for our differentiated solutions

120%+
Increase in cross-sell in-warehouse pipeline build vs. previous quarter

50%+
Increase in new logo pipeline build vs. previous quarter

>2%
Increase in AI video adoption in customer base

EVERDRIVEN EXPANDS AI VIDEO SAFETY PARTNERSHIP WITH POWERFLEET

"Our exclusive partnership with Powerfleet and the implementation of AI video technology marks a significant advancement in our safety protocols. The AI-powered capabilities have already proven to enhance driver performance, provide peace of mind, and, most importantly, help ensure the well-being of the students we serve. With the growing adoption of this technology across districts, our decision to significantly expand deployment reflects our confidence in the benefits of AI video and our commitment to setting new standards in student transportation."

Mitch Bowling, CEO of EverDriven



EverDriven's primary mission is to ensure that every student has access to safe, reliable transportation to and from school.

- **34** States
- **9,000** Drivers
- **$MM TCV** following expansion
- Automated coaching
- Real-time risk detection
- Driver and passenger safety

PROPELLING SALES GROWTH IN FY26



POWERFLEET®
People Powered AIoT

KEY MARKET DRIVERS ARE EVOLVING FAST

THE GROWING COST OF DATA FRAGMENTATION

Vendor sprawl, wasted hours, and missed opportunities are symptoms of a deeper disconnect.


4+

Typically, enterprise companies rely on four or more telemetry vendors—wasting thousands of hours each year on manual stitching and reconciliation.

- Powerfleet Customer Research


57%

Of IT teams now spend more time managing vendors than they did two years ago.

- TechRepublic


79%

Of executives say failure to leverage big data puts their business at risk of losing competitive advantage—or facing extinction.

- Forbes

SAFETY HAS BECOME A STRATEGIC IMPERATIVE

As operational risk accelerates, organizations can no longer afford to react after the fact.


+50%
of crashes involve distracted or fatigued driving

yet most systems **still rely on after-the-fact reporting.**

Source: NHTSA


47%
increase in commercial auto premiums

in the last decade, and high claims companies face **growing non-renewal risk.**

Source: ATRI


$75K+
average cost of each preventable collisions to a company

not including litigation, downtime, or loss of capacity.

Source: NSC

OPERATIONAL RESILIENCE CAN'T WAIT

Operational risks are escalating making resilience the new baseline.


$171 BN
lost annually in the U.S. alone due to workplace injuries

Skill gaps and labor shortages are escalating safety risks as facilities adopt automated and semi-automated equipment.

Source: OSHA


78%
of companies will operate multiple production sites within 3 years.

Lack of operational adaptability amplifies costs during supply chain localization.

Source: Accenture


20-30%
reduction in throughput from inefficient forklift usage.

Fragmented data is driving capital waste and lost productivity.

Source: Toyota Material Handling

THE UNITY SALES PIPELINE IS ACCELERATING IN Q1

POWERFLEET®

Data Highway



Several major existing customers signed in Q1, adding more references



Data Highway pipeline build increased by over 50% quarter-on-quarter



38 major new opportunities added globally to FY26 pipeline last quarter

In-Warehouse



3 Fortune 500 companies added to FY26 pipeline last quarter



New logo pipeline build increased 121% quarter-on-quarter



Cross-sell pipeline build increased 8% quarter-on-quarter

AI Video



Customer adoption up 2% quarter-on-quarter, generating more references



New logo pipeline build increased 50% quarter-on-quarter



Cross-sell pipeline increased 2X quarter-on-quarter

DIFFERENTIATED UNITY SOLUTIONS DRIVING SALES GROWTH

Data Highway


Fortune 500 automotive leader unifies compliance processes


Top international mobility provider signs data ingestion deal for 2,500 subs


Insurance leader grows subscriber base, adding further 3rd party data

In-Warehouse


TELUS launches on 15 May and builds pipeline rapidly


Top Fortune 500 entertainment org chooses Powerfleet safety portfolio


Leading Fortune 500 manufacturer adds 6 new sites & on-site AI video

AI Video


Secured EverDriven, leading US student transporter


Global Fortune 500 construction giant expands AI video base


New logo AI video pipeline build increased over 50% last quarter

TELCO MOMENTUM AND OPPORTUNITY IS GROWING

In-Warehouse launched in TELUS
Enterprise pre-launch deals with AT&T are in motion
Another large North American Telco readying launch
European giant signs up and prepares to launch



AT&T

- AI video sales showing strong growth
- Alliance strategy providing growing pipeline & sales contribution
- Partnered on 5 national conferences – focus on Enterprise sellers and Solution Providers
- Partnering on direct marketing campaign
- Aggressive promos launched for Video AI in Commercial & Enterprise
- Acceleration towards in-warehouse launch with major global operator proof of concept well underway

TELUS

- Pipeline contribution growing with addition of in-warehouse & extending focus into Enterprise
- National in-warehouse launch huge success with customer panel, training, and great feedback
- Multi million TCV pre-launch pipeline created
- Partnering with IOT and Health Divisions to multiply sales reach
- Large scale enterprise cross-sell campaign launched
- Aggressive promos launched across all segments – especially focused on AI video and in-warehouse

COMING SOON

- North American partnership agreement
- Unity & in-warehouse launch plans in development
- Strong appetite to capitalize on key differentiated solutions in mid-market and enterprise IoT spaces
- Will partner on direct to market campaign following launch in H2 2025

COMING SOON

- European partnership agreement signed in Q1 and launch plans in development

TELUS LAUNCHES IN-WAREHOUSE SOLUTIONS AND BUILDS PIPELINE RAPIDLY IN Q1

Launched May 15

Significant growth opportunity

"Our commercial channels are buzzing with excitement about the in-warehouse vehicle solutions, and for good reason. This offering enhances worker safety and operational efficiencies, while revolutionizing asset management practices. The strong momentum we're building in our pipeline reflects the market's appetite for this innovative technology."



Jodi Baxter, Vice President of Wireless, IoT, and Industry Applications at TELUS

Built on Canadian innovation and values, TELUS' world-leading technology and customer-first commitment are transforming communities globally.

POWERFLEET®

UNITY ECOSYSTEM IS GROWING EVERY DAY

The complete single system of record, on-road & on-site, for safety, resilience, efficiency & compliance, solving for the maturing market's key drivers

AGNOSTIC & HARMONIZED DATA INGESTION | **IN-WAREHOUSE APPS** | **AI VIDEO APPS** | **INTEGRATION OF COMPLETE DATA SETS**

DATA CONSOLIDATION

30%+
Reduction of Wasted Time & IoT Vendor Spend

UNIFIED OPERATIONS

35%+
Increase in Value of Each Business System Investment



unity
AI

SAFETY

60%+ Faster safety event reporting across mixed fleets

92%+ On-Road Risk Reduction

40%+ On-Road Collision Reduction

54%+ In-Warehouse Risk Reduction

EFFICIENCY

48%+ Impact-Related Forklift & Facility Damage Reduction

14%+ Asset Productivity

40%+ Reduction in claim reporting cycle time

12%+ Fuel Efficiency

COMPLIANCE

16%+ Fewer Forklift Certificate Violations

22%+ Fewer ELD Fines

20%+ Vehicle Inspection Compliance Improvement

SUSTAINABILITY

12%+ CO2 Reduction on ICE Vehicles

11%+ Longer Asset Lifespan

5%+ Fewer Miles Driven

Source of % improvements: Powerfleet case studies

SINGLE PANE OF GLASS FY26 H1 MOMENTUM

World-leading companies adopting Unity's single system of record value proposition to solve data fragmentation & multi-vendor pains



Fortune 500
Energy Sector Operator

1.5K
Subscriptions
Signed Q1



Top 3 US
Freight Brokerage Provider

4.5K
Subscriptions
Signed Q1



Top Multi-Service
Mobility Leader

4K
Subscriptions
Signed Q1



Fortune 500
Automotive Operator

10k+
Subscriptions
Expected H1



Top Food & Beverage
Distributor

14k+
Subscriptions
Expected H1

FY25 & Q4 FINANCIAL RESULTS

EXPECTATIONS FOR FY26



POWERFLEET®
People Powered AIoT

Q4FY25 FINANCIAL HIGHLIGHTS

Success of business transformation evident in results vs. pro forma FY'24 comparatives

40%+
increase in total revenue to
to $104M

62%
increase in adjusted gross profit
to $63M

+80%
increase in adjusted EBITDA
to $20M

49%
increase in service revenue, now
79%
of total revenue, at $82M

7%
increase in adjusted gross margins, now
exceeding 60%

$229M
year-end adj. net debt
vs. target of $235M

AIOT: A RAPIDLY EVOLVING BUSINESS

POWERFLEET®

Two transformative M&A Deals in FY25 - the right strategy married with critical scale; positioned to thrive

Revenue
Expected to increase 3X from FY24 to FY26


~$430M
135
152
287
362.5
FY'24 PWFL
FY'24 MiX
FY'24 PWFL+MiX
FY'25
FY'26

EBITDA
Expected to increase 15X from FY24 to FY26


~$105M
7
36
43
71
FY'24 PWFL
FY'24 MiX
FY'24 PWFL+MiX
FY'25
FY'26

ACCELERATING GROWTH IN H2 FY26: NEGOTIATING MACROECONOMIC HEADWINDS

Targeting +20% growth in FY26

Accelerating growth in H2

Targeting 10% organic growth run rate exiting Q4 FY26


+20% Growth
~$(10M)
$362M
-5
-5
$352M
55
~ 25
~$430M
FY'25
USGAAP Change
Shut non-core
FY'25 revenue base
Fleet Complete
Organic Growth
FY'26

AEBITDA: A CLEAR PATHWAY TO ACHIEVING ~50% GROWTH IN FY26

AEBITDA is projected to **increase by $34M** in FY'26 with $28M underpinned by run rate gains and cost synergy realization

$17M is banked through realized cost synergies exiting FY'25 and the full year EBIDTA contribution from Fleet Complete

$11M contribution from in year cost synergies

Residual ~$6M contribution is highly achievable


$71M
$5M
$76M
$12M
$11M
-$4M
$10M
$105M
FY25 EBITDA
Run Rate Synergies
Base Entering FY26
Fleet Complete
FY26 Cost Synergies
Investment in GTM
Organic
FY26

REALIZATION OF COST SYNERGIES IS THE MAJOR DRIVER OF NEAR-TERM EBITDA MARGIN EXPANSION

On course to realize
$34M in annual cost synergies
by the end of FY26

The flow through of cost synergy realization to EBITDA margin expansion is clear

Cumulative Annual Cost Synergy Realization


$13.5M
$2.5M
$13M
$5M
$34M
1H'25
2H'25
1H'26
2H'26
Total

EBITDA Margins by Period


15%
20%
+20%
+25%
FY'24
FY'25
1H'26
2H'26

KEY PRO FORMA AEBTIDA EXPENSE TO REVENUE RATIOS

Presented E:Rs exclude depreciation, amortization, stock-based compensation and one time transaction, restructuring and integration costs

AEBITDA Gross Margin


64%
66%
67%
1H'25
2H'25
FY26 Expectations

AEBITDA Opex E:Rs


29%
27%
24%
12%
16%
17%
7%
8%
8%
G&A
S&M
R&D
1H'25
2H'25
FY'26 Expecations

- Step up in gross margins in 2H '25 with services revenue increasing from sub 75% of total revenue in 1H'25 to 78% in 2H'25
- Incremental margin expansion in FY'26 with high margin service revenue growth outpacing lower margin product revenue

- Continued realization of cost synergies is the key driver of G&A efficiencies
- Sales & Marketing increase in 2H'25 from the FC transaction and focused investment in sales capacity in 2H'25 and 1H'26
- R&D investment levels maintained to realize Unity's full potential. E:R inclusive of ~4% investment in capitalized software.
- Opex R&D expected to be ~4%

Note: Reported EBITDA margin benefits from "Recognition of Pre October 1, 2024, Contract Assets (Fleet Complete)". Contributes ~2% to EBITDA margin

POWERFLEET®

NET DEBT TO EBITDA RATIO: TARGETING A FULL TURN IMPROVEMENT IN FY26

Guiding Net Debt to EBITDA to improve from ~3.25 times at year end FY25 to less than 2.25 times at year end FY26

Adjusted Net Debt will increase by ~$20M in 1H'26 with up front investments in synergy realization costs; back-office system investments; and the settlement of FY25 incentive comp

Net debt is forecast to improve by ~$30M in 2H'26 with a sharp decline in upfront investments and working capital recovery, coupled with EBITDA growth



~3.25X
<2.25X
YE FY'25
YE FY'26

Note*: Adjusted net debt of $229M captures final payment of transaction fees settled in Q1'26. Unadjusted net debt is $225M

FY26 REDUCTION IN ADJUSTED NET DEBT

Capex runs at ~11.5% of revenue

Elevated by ~2% from one-time investment in back-office systems and the **impact of tariffs**

Interest expense based on an effective rate of ~9%

Cash taxes ~10% of EBITDA

One time cost synergies set at ~50 cents for each $1 of annuity cost savings



~$105M
-$50M
-$25M
-$10M
-$10M
$10M
FY'26 EBITDA
Capex
Cash Interest
Cash taxes
One time Synergy
Reduction in Adj Net Debt

TRANSFORMATION AND INTEGRATION IN FY26

H1 highlights: execution ahead of schedule H2 focus: commercial expansion and operational leverage

Go to Market & Commercial Alignment

- Onboard a Fortune 500 demand generation expert partner, to further drive lead generation and pipeline momentum
- Enhance the velocity for high-performance selling through a deep sales operations integration and the evolution of an increased sales enablement function
- Invest further in proactive Customer Success function to strengthen retention and customer lifecycle value
- Launch and drive adoption of enterprise solutions through further indirect channels on a global basis
- Deploy flexible third-party financing models to address evolving buyer needs in a shifting macroeconomic environment
- Accelerate continuous improvement cycle in sales motion to boost productivity and deal close velocity
- Dedicate further resource to Single Pane Of Glass data highway sales motion to match increased demand
- Increase partner management capability for expanding indirect sales motions

Organizational Alignment & Efficiency

- Advance organizational integration to continue to align regional business units and streamline back-office functions
- Realize efficiency opportunity and operational leverage from increased scale of the company.
- Execute tariff mitigation strategy: 80% risk reduction through regional production shifts, supplier concessions and U.S. capacity expansion.
- Implement common business systems in key regions by end 2025
- Streamline customer journey from post-sale through cash collection
- Scale field services and deployment infrastructure to meet increasing demand
- Drive ongoing EBITDA expansion through continued efficiency initiatives
- Evaluate strategic outsourcing to unlock cost and performance leverage
- Continue talent evolution across key functions to create avenues for further scale

Platform and Product Scale

- Focus on increasing development productivity on Unity-specific advancements
- Continue to decommission legacy architecture through strangulation process
- Consolidate and continue to rationalize hardware portfolio
- Continue advancement in AI data-led predictive analytics capability
- Finalize launch of mid-market solutions for specific growth territories
- Continue rationalization and modernization of internal tooling to increase productivity and output in development and back office
- Continue ongoing enhancements of world class, proactive security posture for technology
- Continue the integration of remote development teams under common practices and cadence

FY26: ON TRACK TO DELIVER $18M IN ANNUALIZED SAVINGS. MORE THAN 50% OF ANNUALIZED TARGET WAS ACTIONED IN Q1.

GLOBAL ORGANIZATION STRUCTURE

Implement lean global org structure focused on high performance execution

Streamlined decision-making and simplification of operating model

$6M target

VENDOR SPEND REDUCTION

Rationalize vendor base through strategic provider consolidation

Simplify product architecture and minimize hardware variants

$4M target

FIELD SERVICES MARGIN

Standardize field service model to reduce cost to serve

Optimize tooling and staffing models across in-house & third-party coverage

$1.5M target

ORGANIZATION RATIONALIZATION

Continue to drive organization efficiency and centralization of key functions in affordable geographies

Strategic outsourcing to support flexible scale and growth

$6.5M target


FY26 TARGET
$6M
$4M
$1.5M
$6.5M
Global Organization Structure
Vendor Spend Reduction
Field Services Margin
Organization Rationalization


POWERFLEET:
A STRONG INVESTMENT OPPORTUNITY
POWERFLEET®
People Powered AIoT

A STRONG INVESTMENT OPPORTUNITY

1. Team executing highly value accretive transformation at pace against a proven playbook
2. Now scaled, with the differentiated and disruptive solution set & strategy to win in a high growth market
3. Clear line of sight to AEBITDA growth of 50% in FY26
4. Accelerating top line growth in 2H'26 with the turn up of highly scalable growth vectors
5. Highly asymmetric investment opportunity with compelling upside opportunity & moderated risk

THANK YOU
Q&A

POWERFLEET®
People Powered AIoT

